Exhibit 10.2

CONVERTIBLE PROMISSORY NOTE

$100,000	May 19, 2017

FOR VALUE RECEIVED, ShareRails, LLC, a Delaware limited liability company, its assigns and successors (the “Borrower”), hereby promises to pay to the order of Grey Cloak Tech Inc., a Nevada corporation (the “Lender”), or assigns, in immediately available funds, the principal sum of One Hundred Thousand Dollars ($100,000). The principal hereof and any accrued but unpaid interest thereon shall be due and payable three (3) business days after the date Lender sends written demand to Borrower on or after April 30, 2022 in the manner set forth in Section 6 (unless such payment date is accelerated as provided in Section 3 or this Note is converted in the manner set forth in Section 2 hereof) (the “Maturity Date”).

Payment of all amounts due hereunder shall be made at the address of the Lender provided for in Section 6 hereof. Interest shall accrue on the unpaid principal balance at the rate of four percent (4%) per annum on this Note from July 1, 2017, and shall continue to accrue until all unpaid principal and interest is paid in full, however, if full payment is not made within three (3) business days of the Maturity Date, interest shall accrue at eight percent (8%) per annum on the balance of unpaid principal and interest.

1.                  LOAN. Lender has advanced funds to Borrower prior to the date hereof in the amount of $79,295. Lender must also advance to Borrower the amount of $10,705 on or before May 31, 2017 and the amount of $10,000 on or before June 30, 2017 for an aggregate total amount of $100,000.

2.                  CONVERSION.

(a)               In the event that the Borrower consummates a Qualified Financing (as defined below) prior to the Maturity Date, then the outstanding principal balance of this Note, and any accrued and unpaid interest, will automatically convert into Membership Units of the Borrower, or other class of equity security of the Borrower issued in the Qualified Financing, at the Applicable Conversion Price (as defined below) and otherwise on the same terms and conditions as provided to the investors in such Qualified Financing (the “Financing Conversion”). For purposes of this Note, a “Qualified Financing” will mean a private placement of any equity securities of the Borrower for aggregate gross proceeds of $1,000,000 or more (excluding conversion of this Note).

(b)               For purposes of this Note, the “Applicable Conversion Price” will mean the lesser of (i) eighty-five percent (85%) of the price per Membership Unit, or other class of equity security, issued in the Qualified Financing, and (ii) the Maximum Conversion Price. The “Maximum Conversion Price” shall be a quotient obtained by dividing (x) $6,400,000, by (y) the number of fully-diluted Membership Units of the Borrower outstanding immediately prior to such conversion (assuming conversion or exercise of all outstanding options, warrants and convertible securities other than the Note) plus the number of Membership Units then reserved and available for issuance under any option or equity incentive plan.

(c)               If a Qualified Financing has not been consummated on the Maturity Date, at the election of the Borrower, the remaining principal balance of the Note and any accrued but unpaid interest, may be converted into Membership Units of the Borrower at a price per Membership Unit and on terms to be mutually agreed to by the Borrower and Lender (an “Optional Conversion”).

(d)               The Number of Membership Units, or other class of equity security, issuable in the Financing Conversion or the Optional Conversion shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note and any accrued and unpaid interest by (y) the Applicable Conversion Price (or in the case of the Optional Conversion, the price per Membership Unit mutually agreed upon).

3.                  PREPAYMENT. The Borrower may, at its option, at any time and from time to time, prepay all or any part of the principal balance of this Note, without penalty or premium.

4.                  TRANSFERABILITY; AMENDMENT. This Note shall not be transferred, pledged, hypothecated, or assigned by either party without the express written consent of the other party. This Note may not be amended or modified without the written consent of both parties.

5.                  DEFAULT. The occurrence of any one of the following events shall constitute an Event of Default:

(a)               The non-payment, when due, of any principal or interest pursuant to this Note;

(b)       The material breach of any representation or warranty in this Note. In the event the Lender becomes aware of a breach of this Section 5(b), the Lender shall notify the Borrower in writing of such breach and the Borrower shall have five (5) business days after notice to cure such breach;

(c)       The breach of any covenant or undertaking, not otherwise provided for in this Section 5;

(d)       The commencement by the Borrower of any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or the adjudication of the Borrower as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Borrower for, acquiescence in, or consent by the Borrower to, the appointment of any receiver or trustee for the Borrower or for all or a substantial part of the property of the Borrower; or the assignment by the Borrower for the benefit of creditors; or the written admission of the Borrower of its inability to pay its debts as they mature; or

(e)       The commencement against the Borrower of any proceeding relating to the Borrower under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Borrower consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for 20 days; or the issuance of any order, judgment or decree for the appointment of a receiver or trustee for the Borrower or for all or a substantial part of the property of the Borrower, which order, judgment or decree remains undismissed for 20 days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Borrower.

Upon the occurrence of any default or Event of Default, the Lender, may, by written notice to the Borrower, declare all or any portion of the unpaid principal and interest amount due to Lender, immediately due and payable, in which event it shall immediately be and become due and payable, provided that upon the occurrence of an Event of Default as set forth in paragraph (d) or paragraph (e) hereof, all or any portion of the unpaid principal and interest amount due to Lender shall immediately become due and payable without any such notice.

6.                  NOTICES. Notices to be given hereunder will be in writing and sufficient if delivered personally or sent by overnight express addressed as follows:

If to Borrower: ShareRails, LLC

555 Bryant Street, Suite 555

Palo Alto, CA 94301

Attn: Joseph Nejman

Email:joseph@sharerails.com

If to Lender: Grey Cloak Tech, Inc.

10300 W. Charleston Blvd., Suite 13-378

Las Vegas, NV 89135

Attn: William Bossung

Email: wbossung@yahoo.com

with a copy to: Clyde Snow & Sessions

Attn: Brian A. Lebrecht

201 South Main Street, Suite 1300

Salt Lake City, UT 84111

or at such other address as Lender or Borrower may designate by ten (10) days advance written notice to the other Party hereto.

7.                  REPRESENTATIONS AND WARRANTIES. The Borrower hereby makes the following representations and warranties to the Lender:

(a)   Properties and Assets. The Borrower is a limited liability company formed under the laws of the State of Delaware and has the requisite authority to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.

(b)   Authorization; Enforcement. The Borrower has the requisite authority to enter into, issue, and perform this Note. This Note, when executed and delivered, will constitute a valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

8.                  GOVERNING LAW. This Note shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Nevada.

9.                  SUBMISSION TO JURISDICTION. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEVADA IN EACH CASE LOCATED IN THE COUNTY OF CLARK, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

10.              ATTORNEYS FEES. If any action, suit or proceeding is brought by a party hereto with respect to a matter or matters covered by this Note, all costs and expenses of the prevailing party incident to such proceeding, including reasonable attorney fees, will be paid by the other party.

11.              CONFORMITY WITH LAW. It is the intention of the Borrower and of the Lender to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contracted for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Borrower or credited on the principal amount of this Note.

12.              WAIVER OF PRESENTMENT. Borrower hereby waives presentment for payment, demand, notice of non-payment or dishonor, notice of protest and protest of this Note.

13.              NON-WAIVER. No delay or omission by Lender in the exercise of any of Lender’s rights, in full or in part hereunder, shall be construed as a waiver thereof, or of any other rights hereunder.

14.              JURY TRIAL WAIVER. BORROWER, BY ITS EXECUTION HEREOF, AND LENDER, BY ITS ACCEPTANCE HEREOF, AGREE THAT NONE OF BORROWER, LENDER, NOR ANY PERSON OR ENTITY CLAIMING BY, THROUGH OR UNDER ANY OF THEM WILL SEEK A JURY TRIAL IN ANY LEGAL ACTION OR PROCEEDING, WHETHER IN LAW OR IN EQUITY, THAT IS BASED UPON OR RELATED TO (i) THIS NOTE, (ii) ANY COLLATERAL FOR THE PAYMENT HEREOF, OR (iii) ANY DEALINGS OR RELATIONSHIP BETWEEN LENDER AND BORROWER, OR BETWEEN LENDER AND ANY SUCH GUARANTOR, IN CONNECTION WITH ANY OF THE FOREGOING; OR WILL SEEK TO CONSOLIDATE ANY SUCH ACTION OR PROCEEDING IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION OR PROCEEDING IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED AND ARE UNDERSTOOD BY BORROWER, AND THAT BORROWER AND LENDER HAVE AGREED TO THESE PROVISIONS THROUGH BARGAINING AT ARM’S LENGTH AND IN GOOD FAITH, WITHOUT COERCION OR DURESS.

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IN WITNESS WHEREOF, the Borrower has signed and sealed this Promissory Note and delivered it effective on the date first set forth above.

“Borrower”

ShareRails, LLC,
a Delaware limited liability company

/s/ Joseph Nejman
By: Joseph Nejman
Its: President and Manager